Exhibit 99.2

 Acquisition of Transamerican Auto Parts  October 12, 2016  POLARIS INDUSTRIES INC.

   2  TAP 10/12/16  Except for historical information contained herein, the matters set forth in this presentation, including management’s expectations regarding the effective purchase price, financing of the purchase price, timing of closing, synergies and other benefits of the acquisition, and future performance of TAP and the combined companies are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forward-looking statements. Potential risks and uncertainties include factors such as the proposed transaction may not be completed, or completed within the expected timeframe; costs relating to the proposed transaction may be greater than expected; the possibility that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval in connection with the proposed transaction; anticipated tax benefits may not be achieved by the Company; problems may arise in integrating the businesses of the two companies and the integration may not be successful; the combined companies may be unable to achieve the anticipated synergies or those benefits may take longer to realize than expected; the businesses of one or both companies may suffer as a result of uncertainties surrounding the proposed transaction including disruption of relationships with customers, employees or suppliers; increased competition and its effect on pricing; the combined companies may not perform as expected following the closing; and other risks beyond the control of either party. Investors are also directed to consider other risks and uncertainties discussed in documents filed by the Company with the Securities and Exchange Commission. The Company does not undertake any duty to any person to provide updates to its forward-looking statements.  Forward Looking Statements and Important Disclosures

Agenda

1. Transaction Overview and Rationale
2. Transamerican Auto Parts Overview
3. Financial Summary
4. Closing Comments

TAP 10/12/16

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 Scott W. Wine, Chairman & CEO  Acquisition of Transamerican Auto Parts CompanyOctober 12, 2016  TAP 10/12/16  4

1 Transaction Overview

Acquiring Transamerican Auto Parts Company ("TAP"); expect late-Q4'16 close

Vertically integrated multi-channel market leader focused on the $10+ billion Jeep and truck aftermarket accessories space

~$740 million in sales (TTM September 30, 2016)

$665 million purchase price; ~9.0x EBITDA, net of NPV of estimated future tax benefits

Accretive to EPS in 2017, excluding purchase accounting/acquisition costs

Significant synergy opportunities

Strong, experienced leadership team with profitable growth focus

TAP to continue as distinct business – minimal integration risk

Profitable Addition to Polaris' Aftermarket Portfolio

TAP 10/12/16 5

① Strategic Rationale

Complementary Business Model

- Immediate market leadership in growing $10+ billion N. A. off-road Jeep and truck aftermarket space
- 4WD aftermarket corresponds closely to Polaris ORV business
- Creates a leading enterprise in the off-road enthusiast market

Expanded Innovation Capabilities

- Leverage TAP's expertise to create new innovative Polaris Engineered accessory products
- Accelerate TAP's accessories product development opportunities with Polaris support
- Enhance brand awareness and penetration across platforms and channels

Strong Profitable Growth Potential

- Large and growing Jeep and truck vehicle installed fleet; 60+ million vehicles
- Significant opportunity to grow retail network
- Synergy potential through efficiencies and cross-selling, where appropriate

TAP 10/12/16 6

 Bob Mack, SVP – Corporate Development & Strategy   Acquisition of Transamerican Auto Parts CompanyOctober 12, 2016  TAP 10/12/16  7

POLARIS

2 Business Overview

Summary

Fully integrated manufacturer, distributor, retailer & installer of off-road Jeep and truck accessories

7 leading aftermarket brands

75 retail stores, 6 distribution centers

~1,700 employees

Headquartered in Compton, CA

Transamerican AUTO PARTS COMPANY







Sales & EBITDA

3-year (2012–2015) Sales CAGR = 15%
3-year (2012–2015) EBITDA* CAGR = 17%


Sales
EBITDA
$443
$501
$607
$672
$740
2012 Actual
2013 Actual
2014 Actual
2015 Actual
TTM 9/30/16

*Adjusted for certain one-time costs

Sales by Channel

(FY 2015)


Wholesale
39%
45%
Retail Stores
16%
E-Commerce/Direct

Market Leader in Growing $10+ Billion Jeep & Truck Aftermarket

TAP 10/12/16
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POLARIS

2 Business Overview – TAP Product Portfolio

Sales by Product Category

(FY 2015)


Interior Accessories
Performance
Suspension
Exterior Accessories
Drivetrain
Wheels
Tires
Bumpers & Sidesteps

Aftermarket Accessory Applications


Interior: lockboxes, floor mats, seat/covers, etc.
Roof Racks / Cargo Solutions
Antennas / CB Radios
Soft Tops
Body Armor
Exterior: hitches, tire carriers, roll bars, etc.
Hood Vents / Windshield Tie Downs
Door Accessories
Grill Guards
Mirrors
Bumper Mounted Lights
Fender Guards
Winches
Rocker Armor & Side Step
Beadlock Wheels
Bumper Accessories
Engine: air intakes, headers / Exhaust Components, etc.
Front Bumpers
Skid-Plates / Road Armor
Off-Road / All-Season Tires
Drivetrain: Axles/hubs, clutches, transmissions, etc.

Proprietary TAP Brands

RUBICON EXPRESS · PRO COMP · SMITTYBILT · POISON SPYDER · G2 AXLE & GEAR · LRG Rims · TRAIL MASTER

TAP Sells and Installs Everything Jeep & Truck Owners Need

TAP 10/12/16

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POLARIS

② Business Overview – Jeep and Truck Aftermarket Space

Jeep and truck aftermarket is a $10+ billion opportunity

Jeeps and trucks are modified throughout life cycle

Highly fragmented, brand driven market

- ~1,500 suppliers of accessories
- Over 5,000 independent retail / installation locations

TAP is the largest retailer / installer in the market



Market Size: North American Jeep & Truck Aftermarket

60+ million vehicles (installed base)


Installation
$2B
$10B+
Market
Accessories[1]
$8B+

(1) Represented by three years of TAP's sales data, Jeeps and trucks combined

Jeep & Truck Accessory Sales by Vehicle Age

Modifications occur throughout vehicle life cycle.


44%
17%
39%
New - 3 Years Old
4 - 7 Years Old
7+ Years old

Large and Growing Market Opportunity Over Life of Jeep & Truck Vehicles

TAP 10/12/16
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 Best in Class Distribution Platform Creates Competitive Advantage  11  TAP 10/12/16  E-Commerce / Direct  Retail / Wholesale  Business Overview – Omni-Channel Sales  2    75 retail locations in 24 states differentiates TAP from on-line only retailers – opportunity to grow store locations6 distribution centers and 22 cross dock locations – expands reach of proprietary brands, fast delivery2 Flagship e-commerce sites creates awareness and drives in-store traffic  4Wheel Parts StoreDenver, Colorado

 Mike Speetzen, EVP – Finance & CFO  Acquisition of Transamerican Auto Parts CompanyOctober 12, 2016  TAP 10/12/16  12

POLARIS

3 Financial Summary

Purchase Price	$665 million net of assumed liabilities EV / EBITDA multiple of ~9.0x TTM EBITDA (net of NPV of estimated future tax benefits)
Earnings / Margins and Synergies	Accretive to EPS in 2017, excluding purchase acctg./acquisition costs; strong cash flow generation Gross margin currently at PII corporate average Cost synergies ~$20 million; additional revenue synergy potential over-time Impact to 2016 results dependent on timing of deal close
Taxes	~$115 million NPV of estimated tax benefit received from amortization of asset write-up
Funding	Funded through existing revolver and existing term loan Polaris leverage at ~2x EBITDA after purchase; debt to total capital at ~55%
TAP Integration	TAP to continue as distinct business Minimal integration risk – intend to establish new Aftermarket Segment upon closing, reporting to Steve Eastman, President – Parts, Garments & Accessories

TAP 10/12/16

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 Scott W. Wine, Chairman & CEO  Acquisition of Transamerican Auto Parts CompanyOctober 12, 2016  TAP 10/12/16  14

4 Closing Comments

Largest acquisition to-date

Immediate market leadership in growing off-road aftermarket space

Consistent with our strategic objective of growing Powersports Plus

Significant overlap of strong enthusiast consumer base

Similar culture driven by the Powersports lifestyle

Provides industry-leading integrated retail experience

Distribution and product synergies – cross sell opportunities

Requires minimal resources from engineering and operations teams

Accretive to EPS in first full year, excluding purchase accounting/acquisition costs

TAP 10/12/16

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Q&A  Acquisition of Transamerican Auto Parts CompanyOctober 12, 2016  TAP 10/12/16  16